UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                 -----------------------------------------------

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                 Date of report
                ------------------------------------------------
                (Date of earliest event reported): July 20, 2004

                           OCWEN FINANCIAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Florida                      1-13219                 65-0039856
----------------------------          ------------          -------------------
(State or other jurisdiction          (Commission            (I.R.S. Employer
      of incorporation)               File Number)          Identification No.)


                             The Forum, Suite 1000
         1675 Palm Beach Lakes Boulevard, West Palm Beach, Florida 33401
         ---------------------------------------------------------------
                (Address of principal executive office)       (Zip Code)


       Registrant's telephone number, including area code: (561) 682-8000
                                                           --------------


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


                                   Page 1 of 6
                             Exhibit Index on Page 4

Item 5.        Other Events

               The news release of the Registrant dated July 20, 2004, announcing the order of a federal judge vacating a jury award of $9.3 million against the Registrant's subsidiaries, Ocwen Federal Bank FSB and Ocwen Technology Xchange, and ordering a new trial on damages is attached hereto and filed herewith as Exhibit 99.2.


Item 7.        Financial Statements, Pro Forma Financial Information and
               Exhibits

  (a) - (b)    Not applicable.


  (c)          Exhibits

               The following exhibits are filed as part of this report:

               99.1 Text of a press release by the Registrant dated July 20, 2004.
               99.2 Text of a press release by the Registrant dated July 20, 2004.

Item 12.       Disclosure of Results of Operations and Financial Condition

               The news release of the Registrant dated July 20, 2004, announcing increased second quarter 2004 net income is attached hereto and filed herewith as Exhibit 99.1.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                  OCWEN FINANCIAL CORPORATION
                                  (Registrant)


                                  By: /s/ MARK S. ZEIDMAN
                                     -------------------------------------------
                                          Mark S. Zeidman
                                          Senior Vice President and
                                          Chief Financial Officer



Date:   July 20, 2004

INDEX TO EXHIBIT



   Exhibit No.      Description                                           Page
   -----------      -----------                                           ----

       99.1         News release of Ocwen Financial                        5
                    Corporation, dated July 20, 2004,
                    announcing increased second quarter 2004 net income and certain other information.

       99.2         The news release of Ocwen Financial                    6
                    Corporation dated July 20, 2004,
                    announcing the order of a federal judge
                    vacating a jury award of $9.3 million
                    against its subsidiaries, Ocwen Federal
                    Bank FSB and Ocwen Technology Xchange, and ordering a new trial on damages.